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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 10, 2003
                                                        -----------------



                MIDLAND COGENERATION VENTURE LIMITED PARTNERSHIP
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             (Exact name of registrant as specified in its charter)


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    MICHIGAN                                           33-37977                     38-2726166
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
(State or other jurisdiction of incorporation         (Commission               (I.R.S. Employer or
organization)                                         File Number)              Identification No.)
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    100 PROGRESS PLACE, MIDLAND, MICHIGAN                  48640
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   (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:     (989) 839-6000
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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)               Exhibits


99.1 Press Release of Midland Cogeneration Venture dated November 10, 2003 reporting earnings for the third quarter of 2003.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2003, Midland Cogeneration Venture Limited Partnership ("MCV"), issued a press release announcing its results of operations for the quarter and year-to-date period ended September 30, 2003. A copy of the company's press release is attached as Exhibit 99.1 hereto and is not filed, but is furnished to comply with Item 12 of Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             MIDLAND COGENERATION VENTURE
                                                 LIMITED PARTNERSHIP





Dated:  November 10, 2003                    By: James M. Rajewski
                                                 -------------------------------
                                                  James M. Rajewski
                                                   Chief Financial Officer,
                                                   Vice President and Controller



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                                  EXHIBIT INDEX

Exhibit
Number                             Description



99.1 Press Release of Midland Cogeneration Venture dated November 10, 2003 reporting earnings for the third quarter and year-to-date period ending September 30, 2003.



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